UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2007

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2007, DaVita Inc. (the “Company”) entered into an amendment, effective December 15, 2006 (the “Amendment”), to the employment agreement of Thomas Usilton, Senior Vice President, entered into as of August 16, 2004, by and between the Company and Mr. Usilton (the “Employment Agreement”). The Amendment increases Mr. Usilton’s base salary from $350,000 per annum to $380,000 per annum. The Amendment also changes the bonus provision of Mr. Usilton’s Employment Agreement and provides that Mr. Usilton will be eligible to receive a single discretionary performance bonus of up to $500,000. The amount of Mr. Usilton’s discretionary performance bonus, if any, will be decided by the Chief Executive Officer and/or the Board of Directors or the Compensation Committee of the Board of Directors in his/its sole discretion. In addition, the Amendment increases the maximum number of hours that Mr. Usilton may use the Company’s airplane for business purposes from 25 to 30 hours per year. If Mr. Usilton does not use all 30 hours in any given calendar year, then the Company will pay Mr. Usilton a bonus for the allotted hours not used. The Amendment also modifies the terms of Mr. Usilton’s severance arrangement with the Company.

The foregoing description of the Amendment to Mr. Usilton’s Employment Agreement is qualified in its entirety by reference to the Amendment to Mr. Usilton’s Employment Agreement which is attached hereto as Exhibit 10.1 and by reference to Mr. Usilton’s Employment Agreement which was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Mr. Usilton’s Employment Agreement, dated February 12, 2007.

10.2	Employment Agreement, dated as of August 16, 2004, by and between the Company and Mr. Usilton, incorporated herein by reference from the Company’s Form 10-Q for the quarter ended September 30, 2004 filed on November 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: February 16, 2007	By:	/s/ Joseph Schohl
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Mr. Usilton’s Employment Agreement, dated February 12, 2007.

10.2	Employment Agreement, dated as of August 16, 2004, by and between the Company and Mr. Usilton, incorporated herein by reference from the Company’s Form 10-Q for the quarter ended September 30, 2004 filed on November 8, 2004.